UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2026

ROCKET LAB CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39560	39-2182599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3881 McGowen Street
Long Beach, California		90808
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 714 465-5737
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RKLB	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
(a)-(b) On May 20, 2026, the Company held its 2026 Annual Meeting of Stockholders (the “Meeting”). The Company’s stockholders considered four proposals at the Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 6, 2026. The number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each proposal voted upon are set forth below.
Proposal 1.    The stockholders elected one Class II director to hold office for a three-year term expiring at the 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified, by the following vote:

Name of Directors Elected	For	Withhold	Broker Non-Votes
Edward H. Frank	297,673,425	55,896,708	116,546,800
Proposal 2.    The stockholders ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, by the following vote:

For	Against	Abstain
467,440,986	1,737,306	938,641
Proposal 3.    The stockholders approved, on a non-binding advisory basis, the compensation of our named executive officers disclosed in the Company’s definitive proxy statement, based upon the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
319,120,480	33,477,640	972,013	116,546,800
Proposal 4.    The stockholders approved a subsidiary merger to eliminate the recently added pass-through voting provision that requires approval by both the Company and the Company’s stockholders prior to certain actions being taken by or at Rocket Lab USA, Inc., the Company’s wholly owned subsidiary, based upon the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
351,162,616	1,863,925	543,592	116,546,800
There were no broker non-votes with respect to Proposal 2.
No other items were presented for stockholder approval at the Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKET LAB CORPORATION

Date:	May 21, 2026	By:	/s/ Arjun Kampani
Arjun Kampani Senior Vice President, General Counsel and Corporate Secretary